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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date Of Report: (Date of earliest event reported) March 17, 2006


                          SUN MOTOR INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           Wyoming                                               83-0217330
(State or Other Jurisdiction                                  (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                                    000-33625
                            (Commission File Number)

                   BLOCK B, G/F., PRINCE INDUSTRIAL BUILDING,
                               106 KING FUK STREET
                    (Address of Principal Executive Offices)

                                 (852) 2321 6108
                           (Issuer's Telephone Number)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         Starting from March 1, 2006, Mr. Wong Kwong Ling, Eric, Chief Financial Officer of the Company has been promoted to Assistant to Chairman focusing on merger and acquisitions activities and strategic investments.

         Starting from March 17, 2006, Mr. Patrick Pat Wah Lim, has joined the Company as the Chief Financial Officer. Mr. Lim has over 18 years of experience in accounting and finance. He worked for Touche Ross as Audit Accountant and has been appointed an independent non-executive director of Lerado Group (Holding) Company Limited, a Hong Kong exchange listed company, since November 1998.

         Mr. Lim is a Chartered Financial Analyst ("CFA") and a fellow member of the Chartered Institute of Management Accountants and Association of Chartered Certified Accountants.

         He obtained a bachelor's degree in accounting from Birmingham University, a master's degree in management of information systems from the London School of Economics and Political Science and a master's degree in management from University of Sydney.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 21, 2006                                     SUN MOTOR INTERNATIONAL, INC.



                                                   By: /s/ Simon Shi
                                                       -------------------------
                                                       Simon Shi
                                                       Chief Executive Officer